Exhibit 10.102


                        SUBSIDIARY ASSUMPTION AGREEMENT


            SUBSIDIARY ASSUMPTION AGREEMENT (this "Agreement"), dated as of July 9, 1996, made by RB DRILLING CO., an Oklahoma corporation and HRB Rig CORPORATION, an Oklahoma corporation (each a "New Subsidiary" and together the "New Subsidiaries"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.


                             W I T N E S S E T H :


            WHEREAS, READING & BATES CORPORATION, a Delaware corporation (the "Holdings"), READING & BATES DRILLING CO., an Oklahoma corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent (the "Co-Agent"), and CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH, as Agent for the Banks (in such capacity, the "Agent") are parties to a Credit Agreement, dated as of April 30, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement");

            WHEREAS, in connection with the Credit Agreement, various Subsidiaries of the Borrower have entered into a Subsidiary Guaranty, dated as of April 30, 1996 and (as in effect on the date hereof, the "Subsidiary Guaranty");

            WHEREAS, in connection with the Credit Agreement, the Borrower and various of its Subsidiaries have entered into an Amended and Restated Security Agreement, dated as of April 30, 1996 (as in effect on the date hereof, the "Security Agreement" and, together with the Subsidiary Guaranty, the "Documents"); and

            WHEREAS, each New Subsidiary desires to execute and deliver this Agreement in order to become a party to each of the Documents;


            NOW, THEREFORE, IT IS AGREED:

            1. Subsidiary Guaranty. By executing and delivering this Agreement, the each New Subsidiary hereby becomes a party to the Subsidiary Guaranty as a "Guarantor" thereunder, and hereby expressly and jointly and severally assumes all obligations and liabilities of a "Guarantor" thereunder, subject to the limitations set forth therein.

            2. Security Agreement. By executing and delivering this Agreement, the each New Subsidiary hereby (i) becomes a party to the Security Agreement as an "Assignor" thereunder, (ii) expressly assumes all obligations and liabilities of an "Assignor" thereunder and (iii) pledges and grants to the Collateral Agent, for the benefit of Secured Creditors, as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Security Agreement), a security interest in, to and for the benefit of the Secured Creditors all of its right, title and interest in, to and under the Collateral (as defined in the Security Agreement). Each New Subsidiary hereby makes each of the representations and warranties contained in the Security Agreement on the date hereof, after giving effect to this Agreement.

            3. Financing Statements. By executing and delivering this Agreement, the each New Subsidiary hereby agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in the Security Agreement) owned by each New Subsidiary.

            4. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                            RB DRILLING CO.

                                            By______________________________
                                                Title:

                                            HRB RIG CORPORATION

                                            By_____________________________
                                                Title: